UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

EQUIFAX INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-06605	58-0401110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia	30309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value per share	EFX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2026, the Company held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 112,862,429 shares were represented in person or by valid proxy at the Annual Meeting and the Company’s shareholders took the following actions:

1. Election of Directors. Shareholders elected ten directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The vote totals for each of these individuals is set forth below:

Director	Shares For	Shares Against	Shares Abstained
Mark W. Begor	105,206,414	2,250,062	54,414
Mark L. Feidler	100,219,021	7,236,445	55,424
Karen L. Fichuk	105,863,671	1,585,816	61,403
G. Thomas Hough	103,828,010	3,628,439	54,441
Barbara A. Larson	105,879,543	1,567,857	63,490
Robert D. Marcus	99,907,592	7,548,239	55,059
Scott A. McGregor	105,480,077	1,968,773	62,040
John A. McKinley	103,005,010	4,441,939	63,941
Melissa D. Smith	103,060,667	4,338,108	112,115
Audrey Boone Tillman	104,520,079	2,876,977	113,834

There were 5,351,539 broker non-votes with respect to each director nominee listed above.

2. Advisory Vote to Approve Named Executive Officer Compensation. Shareholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers. The vote totals were 90,426,432 shares for, 16,817,915 shares against, 266,543 share abstentions and 5,351,539 broker non-votes.

3. Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2026. The vote totals were 107,056,475 shares for, 5,741,059 shares against and 64,895 share abstentions.

4. Advisory Vote to Lower Ownership Threshold to Call a Special Meeting of Shareholders to 25%. Shareholders approved, on a non-binding, advisory basis, a proposal to amend the Company’s Amended and Restated Bylaws (the “Bylaws”) to provide shareholders owning at least 25% of the Company’s outstanding common stock with the right to request a special meeting of shareholders. The vote totals were 98,693,741 shares for, 7,166,821 shares against, 1,650,328 share abstentions and 5,351,539 broker non-votes.

5. Shareholder Proposal to Lower Ownership Threshold to Call a Special Meeting of Shareholders to 10%. A shareholder proposal to amend the Company’s Bylaws to provide shareholders owning at least 10% of the Company’s outstanding common stock with the right to request a special meeting of shareholders was not approved. The vote totals were 38,908,801 shares for, 68,336,404 shares against, 265,685 share abstentions and 5,351,539 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

By:	/s/ Julia A. Houston
Name:	Julia A. Houston
Title:	Executive Vice President and Chief Legal Officer

Date:	May 12, 2026